Fidelity®

Exchange

Fund

Annual Report

December 31, 2000

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Investors seeking the 10%-20% annual returns they'd grown accustomed to seeing during the past several years found them again in 2000, but not where they expected. Unlike previous years, the taxable bond market was home to the double-digit performers, while the majority of equity indexes dwelled in negative territory for the year. Treasuries and government bonds finished 2000 at the high end of the return spectrum.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-1.13%	110.69%	338.81%
S&P 500 ®	-9.10%	131.98%	399.95%
Growth & Income Funds Average	0.74%	103.58%	317.46%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 998 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Exchange	-1.13%	16.07%	15.94%
S&P 500	-9.10%	18.33%	17.46%
Growth & Income Funds Average	0.74%	15.04%	15.13%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Exchange Fund on December 31, 1990. As the chart shows, by December 31, 2000, the value of the investment would have grown to $43,881 - a 338.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $49,995 - a 399.95% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2000, the one year, five year and 10 year cumulative total returns for the Lipper large-cap value funds average were 1.32%, 107.72%, and 334.00%, respectively; and the one year, five year and 10 year average annual total returns were 1.32%, 15.56%, and 15.65%, respectively. The one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -8.96%, 120.36%, and 357.40%, respectively; and the one year, five year and 10 year average annual total returns were -8.96%, 16.86%, 16.18%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Compared to 1999, stock market behavior and performance in 2000 unfolded in almost the exact opposite direction. For instance, the technology sector, which drove the NASDAQ Composite Index to a record-high annual return of 86.12% in 1999, caused the same index to fall 39.17% in 2000, the worst decline in the benchmark's history. Also in 1999, growth outperformed value, equities did better than bonds, and initial public offerings (IPOs) and Internet stocks were all the rage. Conversely, in 2000, value was the investment style of choice, Treasury and government bonds soared while most major equity indexes finished the year with negative returns, and many IPOs and Internet stocks were given the cold shoulder. A number of factors figured into this role reversal. The surging economic growth of the past few years was tempered by a series of interest-rate hikes by the Federal Reserve Board. A sharp increase in oil prices accelerated the slowdown, and the resulting effect led to a series of corporate earnings disappointments. For the 12-month period ending December 31, 2000, the large-cap weighted Standard & Poor's 500SM Index fell 9.10%, the blue-chip Dow Jones Industrial Average declined 4.71%, and the Russell 2000 ® Index - a barometer of small-cap stock performance - dropped 3.02%.

(Portfolio Manager photograph)
An interview with Tim Heffernan, Portfolio Manager of Fidelity Exchange Fund

Q. How did the fund perform, Tim?

A. For the 12-month period that ended December 31, 2000, the fund posted a total return of -1.13%. In comparison, the Standard & Poor's 500 Index fell 9.10%, while the growth & income funds average as tracked by Lipper Inc. had a 0.74% return.

Q. What factors helped shape the fund's performance during the past year?

A. Having less exposure to the underperforming technology sector than the index provided the biggest contribution to our relative return, as technology stocks suffered from heavy selling pressure in the spring and the fall of 2000. Meanwhile, overweighting pharmaceutical stocks, which rallied as investors sought investment vehicles outside of technology, was extremely beneficial. The fund also benefited from relatively good stock selection within the media and leisure sector. Despite a large overweighting and a weak absolute return for the fund's mix of these securities, our holdings outperformed the media and leisure stocks held by the index by more than 14 percentage points. Aside from these positive factors, the fund's return was hampered by its underweighting - at nearly half of the index weighting - of financials, many of which rose briskly as investors fled the technology sector. Further, the fund's emphasis on cellular and long-distance carrier stocks - such as WorldCom, Sprint and ALLTEL - was a major detractor as these companies suffered from slowing growth and depleted pricing power due to increased competition.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why was the fund's absolute performance weak?

A. Well, it was a tough year for all the major equity indexes. The Dow Jones Industrial Average, the S&P 500, the NASDAQ and the Russell 2000® Index all declined during the period. This overall weakness made it difficult for many funds to generate a positive absolute return. A correction in technology stocks, a slowing economy, weaker corporate profits in many sectors and uncertainty surrounding the presidential election were some of the negative factors that influenced equities. However, I think the fund's diversification across a variety of sectors was particularly helpful during this difficult period, and I was pleased that it managed to significantly outperform its benchmark.

Q. What stocks performed well?

A. Most of the top-performing stocks came from the health sector. Specifically, the fund's pharmaceutical stocks, such as American Home Products, Schering-Plough, Pfizer, Bristol-Myers Squibb, Merck and Eli Lilly all landed among the top-10 contributors. These stocks got a boost from investors seeking more defensive-minded stocks with stable growth prospects during the volatile period. Investors rewarded Philip Morris for its consistent earnings growth and the possibility of less onerous tobacco litigation going forward with a Republican presidency.

Q. What stocks disappointed?

A. An unforeseen oversupply of semiconductors in the market and weaker profit margins compared to its competitors hurt the performance of Motorola, the fund's biggest detractor. Shares of Microsoft, another detractor, fell more than 50% during the period, hurt by a slowdown in sales of personal computers. In the media and leisure sector, our exposure to publishing stocks held back our absolute performance, as the economic slowdown tempered demand for advertising, and rising newsprint prices hindered profits. The biggest setback here came from our positions in Gannett, which also suffered from an ongoing labor dispute and declining circulation at The Detroit News.

Q. What's your outlook?

A. During the next six months, I think we'll continue to see a market similar to the one we've experienced recently, where fundamentals and research will play a more important role in determining performance, rather than one particular sector leading the market. The slowing of the economy will be a significant factor, and much of its outlook will be influenced by the decisions of the Federal Reserve Board. Meanwhile, I'm confident the fund's diversification will allow it to continue to perform well relative to its benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	8.6	9.1
American Express Co.	4.6	4.1
Bristol-Myers Squibb Co.	4.0	3.0
Exxon Mobil Corp.	3.7	3.5
Hewlett-Packard Co.	3.7	7.2
Walt Disney Co.	3.4	4.4
Johnson & Johnson	3.4	3.2
Schering-Plough Corp.	3.0	2.6
American Home Products Corp.	2.9	2.7
McDonald's Corp.	2.8	2.7
	40.1
Top Five Market Sectors as of December 31, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Health	22.1	19.5
Media & Leisure	14.5	15.2
Nondurables	12.3	9.7
Industrial Machinery & Equipment	11.0	10.8
Energy	10.1	10.3
Asset Allocation (% of fund's net assets)
As of December 31, 2000 *		As of June 30, 2000 **
	Stocks 97.2%		Stocks 97.5%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 2.5%
* Foreign investments	3.1%	** Foreign investments	3.1%

Annual Report

Investments December 31, 2000

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.6%
Aerospace & Defense - 1.3%
United Technologies Corp.	53,344	$ 4,194,172
Defense Electronics - 0.3%
Raytheon Co.:
Class A	1,913	55,477
Class B	35,627	1,106,664
		1,162,141
TOTAL AEROSPACE & DEFENSE		5,356,313
BASIC INDUSTRIES - 1.9%
Chemicals & Plastics - 1.9%
Air Products & Chemicals, Inc.	95,268	3,905,988
Cabot Corp.	53,400	1,408,425
Cabot Microelectronics Corp.	14,977	777,868
		6,092,281
DURABLES - 2.9%
Autos, Tires, & Accessories - 1.7%
Dana Corp.	80,670	1,235,259
Delphi Automotive Systems Corp.	18,280	205,650
General Motors Corp.	19,671	1,001,992
SPX Corp. (a)	27,908	3,019,297
		5,462,198
Consumer Durables - 1.1%
Minnesota Mining & Manufacturing Co.	30,000	3,615,000
Consumer Electronics - 0.1%
General Motors Corp. Class H	20,715	476,445
TOTAL DURABLES		9,553,643
ENERGY - 10.1%
Energy Services - 2.9%
Halliburton Co.	130,834	4,742,733
Schlumberger Ltd. (NY Shares)	53,568	4,282,092
Transocean Sedco Forex, Inc.	10,370	477,020
		9,501,845
Oil & Gas - 7.2%
Anadarko Petroleum Corp.	6,025	428,257
BP Amoco PLC sponsored ADR	45,681	2,186,978
Chevron Corp.	51,010	4,307,157
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Exxon Mobil Corp.	141,546	$ 12,305,655
Kerr-McGee Corp.	12,770	854,792
Royal Dutch Petroleum Co. (NY Shares)	60,000	3,633,750
		23,716,589
TOTAL ENERGY		33,218,434
FINANCE - 8.5%
Credit & Other Finance - 4.6%
American Express Co.	273,183	15,007,991
Insurance - 2.7%
Berkshire Hathaway, Inc. Class B (a)	2,452	5,772,008
Highlands Insurance Group, Inc. (a)	370	3,330
Torchmark Corp.	83,232	3,199,230
		8,974,568
Securities Industry - 1.2%
Lehman Brothers Holdings, Inc.	36,714	2,482,784
Waddell & Reed Financial, Inc.:
Class A	7,102	267,213
Class B (multi. vtg.)	30,574	1,146,525
		3,896,522
TOTAL FINANCE		27,879,081
HEALTH - 22.1%
Drugs & Pharmaceuticals - 15.8%
American Home Products Corp.	148,468	9,435,141
Bristol-Myers Squibb Co.	180,666	13,357,992
Eli Lilly & Co.	48,608	4,523,582
Merck & Co., Inc.	67,238	6,295,158
Pfizer, Inc.	187,249	8,613,454
Schering-Plough Corp.	173,733	9,859,348
		52,084,675
Medical Equipment & Supplies - 6.3%
Becton, Dickinson & Co.	99,468	3,444,080
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Equipment & Supplies - continued
Guidant Corp. (a)	114,574	$ 6,179,835
Johnson & Johnson	104,745	11,004,772
		20,628,687
TOTAL HEALTH		72,713,362
INDUSTRIAL MACHINERY & EQUIPMENT - 11.0%
Electrical Equipment - 8.6%
General Electric Co.	591,204	28,340,839
Industrial Machinery & Equipment - 2.1%
Parker-Hannifin Corp.	135,907	5,996,896
The Stanley Works	28,748	896,578
		6,893,474
Pollution Control - 0.3%
Waste Management, Inc.	36,250	1,005,938
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		36,240,251
MEDIA & LEISURE - 14.5%
Broadcasting - 0.4%
Cox Communications, Inc. Class A (a)	28,976	1,349,195
Entertainment - 3.9%
Viacom, Inc. Class B (non-vtg.) (a)	30,566	1,428,961
Walt Disney Co.	389,494	11,270,983
		12,699,944
Publishing - 7.4%
Gannett Co., Inc.	107,228	6,762,066
Knight-Ridder, Inc.	60,000	3,412,500
McGraw-Hill Companies, Inc.	139,024	8,150,282
Media General, Inc. Class A	7,482	272,345
Tribune Co.	136,530	5,768,393
		24,365,586
Restaurants - 2.8%
McDonald's Corp.	274,987	9,349,558
TOTAL MEDIA & LEISURE		47,764,283
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 12.3%
Beverages - 3.8%
Anheuser-Busch Companies, Inc.	162,818	$ 7,408,219
The Coca-Cola Co.	83,303	5,076,277
		12,484,496
Foods - 2.2%
Agribrands International, Inc. (a)	2,134	114,169
General Mills, Inc.	52,982	2,361,010
Sara Lee Corp.	192,510	4,728,527
		7,203,706
Household Products - 4.5%
Colgate-Palmolive Co.	71,695	4,627,912
Gillette Co.	134,571	4,861,377
Procter & Gamble Co.	66,700	5,231,781
		14,721,070
Tobacco - 1.8%
Philip Morris Companies, Inc.	132,450	5,827,800
TOTAL NONDURABLES		40,237,072
RETAIL & WHOLESALE - 1.7%
Apparel Stores - 0.3%
Payless ShoeSource, Inc. (a)	13,140	929,655
General Merchandise Stores - 1.1%
Neiman Marcus Group, Inc. Class B (a)	12,052	399,222
The May Department Stores Co.	100,339	3,286,102
		3,685,324
Grocery Stores - 0.3%
SUPERVALU, Inc.	70,160	973,470
TOTAL RETAIL & WHOLESALE		5,588,449
TECHNOLOGY - 7.8%
Computer Services & Software - 0.6%
Microsoft Corp. (a)	49,000	2,125,375
Computers & Office Equipment - 4.6%
Hewlett-Packard Co.	381,705	12,047,564
International Business Machines Corp.	36,388	3,092,980
		15,140,544
Electronic Instruments - 1.3%
Agilent Technologies, Inc. (a)	77,153	4,224,127
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - 1.3%
Motorola, Inc.	211,098	$ 4,274,734
TOTAL TECHNOLOGY		25,764,780
TRANSPORTATION - 0.3%
Railroads - 0.3%
Union Pacific Corp.	19,090	968,818
UTILITIES - 2.5%
Cellular - 0.3%
ALLTEL Corp.	1,756	109,640
Sprint Corp. - PCS Group Series 1 (a)	50,000	1,021,875
		1,131,515
Gas - 0.9%
Williams Companies, Inc.	70,040	2,797,223
Telephone Services - 1.3%
Sprint Corp. - FON Group	100,000	2,031,250
WorldCom, Inc. (a)	149,268	2,099,081
		4,130,331
TOTAL UTILITIES		8,059,069
TOTAL COMMON STOCKS (Cost $20,867,604)		319,435,836
Cash Equivalents - 3.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.06%, dated 12/29/00 due 1/2/01 (Cost $10,055,000)	$ 10,061,773	$ 10,055,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $30,922,604)		329,490,836
NET OTHER ASSETS - (0.3)%		(961,833)
NET ASSETS - 100%		$ 328,529,003
Legend
(a) Non-income producing
Income Tax Information

At December 31, 2000, the aggregate cost of investment securities for income tax purposes was $30,922,604. Net unrealized appreciation aggregated $298,568,232, of which $301,282,914 related to appreciated investment securities and $2,714,682 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $20,200 of which $20,100 and $100 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2000
Assets
Investment in securities, at value (including repurchase agreements of $10,055,000) (cost $30,922,604) - See accompanying schedule		$ 329,490,836
Cash		186
Dividends receivable		334,799
Total assets		329,825,821
Liabilities
Payable for fund shares redeemed	$ 8,072
Distributions payable	1,096,747
Accrued management fee	145,406
Other payables and accrued expenses	46,593
Total liabilities		1,296,818
Net Assets		$ 328,529,003
Net Assets consist of:
Paid in capital		$ 29,980,972
Accumulated undistributed net realized gain (loss) on investments		(20,201)
Net unrealized appreciation (depreciation) on investments		298,568,232
Net Assets, for 1,230,894 shares outstanding		$ 328,529,003
Net Asset Value, offering price and redemption price per share ($328,529,003 ÷ 1,230,894 shares)		$266.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2000
Investment Income Dividends		$ 4,249,200
Interest		560,909
Total income		4,810,109
Expenses
Management fee	$ 1,821,879
Transfer agent fees	229,167
Accounting fees and expenses	1,102
Non-interested trustees' compensation	1,380
Custodian fees and expenses	8,505
Audit	31,351
Legal	3,647
Reports to shareholders	5,553
Miscellaneous	979
Total expenses before reductions	2,103,563
Expense reductions	(7,692)	2,095,871
Net investment income		2,714,238
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,338,495
Change in net unrealized appreciation (depreciation) on investment securities		(25,241,773)
Net gain (loss)		(6,903,278)
Net increase (decrease) in net assets resulting from operations		$ (4,189,040)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2000	Year ended December 31, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,714,238	$ 3,055,002
Net realized gain (loss)	18,338,495	33,215,397
Change in net unrealized appreciation (depreciation)	(25,241,773)	(655,818)
Net increase (decrease) in net assets resulting from operations	(4,189,040)	35,614,581
Distributions to shareholders from net investment income	(2,742,634)	(3,058,436)
Share transactions
Reinvestment of distributions	693,601	891,613
Cost of shares redeemed	(19,482,382)	(37,886,876)
Net increase (decrease) in net assets resulting from share transactions	(18,788,781)	(36,995,263)
Total increase (decrease) in net assets	(25,720,455)	(4,439,118)
Net Assets
Beginning of period	354,249,458	358,688,576
End of period (including undistributed net investment income of $0 and $22,264, respectively)	$ 328,529,003	$ 354,249,458
Other Information Shares
Issued in reinvestment of distributions	2,579	3,392
Redeemed	(73,325)	(144,471)
Net increase (decrease)	(70,746)	(141,079)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 272.16	$ 248.62	$ 211.50	$ 159.39	$ 134.59
Income from Investment Operations
Net investment income	2.15 B	2.21 B	2.39 B	2.46 B	2.59
Net realized and unrealized gain (loss)	(5.21)	23.58	37.17	52.10	25.58
Total from investment operations	(3.06)	25.79	39.56	54.56	28.17
Less Distributions
From net investment income	(2.20)	(2.25)	(2.44)	(2.45)	(2.60)
From net realized gain	-	-	-	-	(.77)
Total distributions	(2.20)	(2.25)	(2.44)	(2.45)	(3.37)
Net asset value, end of period	$ 266.90	$ 272.16	$ 248.62	$ 211.50	$ 159.39
Total Return A	(1.13)%	10.41%	18.74%	34.33%	21.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 328,529	$ 354,249	$ 358,689	$ 320,091	$ 255,136
Ratio of expenses to average net assets	.62%	.62%	.62%	.63%	.64%
Ratio of expenses to average net assets after expense reductions	.62%	.62%	.62%	.63%	.63% C
Ratio of net investment income to average net assets	.81%	.84%	1.04%	1.31%	1.72%
Portfolio turnover rate	0%	1%	0%	0%	0%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2000

1. Significant Accounting Policies.

Fidelity Exchange Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue 10 million shares. Shares of the fund are not currently available for purchase. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for redemptions in kind and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Sales of securities other than short-term securities, aggregated $19,337,155 of which $19,337,155 represents the value of securities delivered in redemption of fund shares. The realized gain of $18,338,495 on securities delivered in redemption of fund shares is not taxable to the fund. There were no purchases of securities during the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a fee at a rate of 1/20 of 1% per month (which is equivalent to an annual rate of 6/10 of 1%) of the fund's average net assets determined as of the close of business on each business day throughout the month. In addition, under the Management Contract, FMR provides portfolio accounting and bookkeeping services to the fund and determines the net asset value per share of the fund. The management fee is subject to a reduction to the extent that the monthly average net assets of all mutual funds advised by FMR exceed $4 billion in any month. The management fee payable by the fund on its portion of the excess is reduced by 10%. For the period, the management fee was equivalent to an annual rate of .54% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $22 and $7,670, respectively, under these arrangements.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Exchange Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Exchange Fund at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Exchange Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 5, 2001

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 13, 2000. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents a single share held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	686,204.828	96.617
Withheld	24,026.216	3.383
TOTAL	710,231.044	100.000
Ralph F. Cox
Affirmative	677,858.607	95.442
Withheld	32,372.437	4.558
TOTAL	710,231.044	100.000
Phyllis Burke Davis
Affirmative	682,608.607	96.111
Withheld	27,622.437	3.889
TOTAL	710,231.044	100.000
Robert M. Gates
Affirmative	682,672.028	96.120
Withheld	27,559.016	3.880
TOTAL	710,231.044	100.000
Edward C. Johnson 3d
Affirmative	686,141.407	96.608
Withheld	24,089.637	3.392
TOTAL	710,231.044	100.000
Donald J. Kirk
Affirmative	677,858.607	95.442
Withheld	32,372.437	4.558
TOTAL	710,231.044	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	686,591.407	96.672
Withheld	23,639.637	3.328
TOTAL	710,231.044	100.000
Ned C. Lautenbach
Affirmative	683,058.607	96.174
Withheld	27,172.437	3.826
TOTAL	710,231.044	100.000
Peter S. Lynch
Affirmative	686,591.407	96.672
Withheld	23,639.637	3.328
TOTAL	710,231.044	100.000
William O. McCoy
Affirmative	682,222.028	96.056
Withheld	28,009.016	3.944
TOTAL	710,231.044	100.000
Marvin L. Mann
Affirmative	682,222.028	96.056
Withheld	28,009.016	3.944
TOTAL	710,231.044	100.000
Robert C. Pozen
Affirmative	686,591.407	96.672
Withheld	23,639.637	3.328
TOTAL	710,231.044	100.000
PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	687,109.450	96.744
Against	14,827.155	2.088
Abstain	8,294.439	1.168
TOTAL	710,231.044	100.000
PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
	# of Votes Cast	% of Votes Cast
Affirmative	543,807.052	77.630
Against	151,756.943	21.664
Abstain	4,947.049	0.706
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning real estate.
	# of Votes Cast	% of Votes Cast
Affirmative	620,105.451	88.522
Against	73,240.505	10.455
Abstain	7,165.088	1.023
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	576,696.535	82.325
Against	116,649.421	16.652
Abstain	7,165.088	1.023
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 6
To eliminate the fund's fundamental investment limitation concerning investment in other investment companies.
	# of Votes Cast	% of Votes Cast
Affirmative	619,464.348	88.430
Against	73,881.608	10.547
Abstain	7,165.088	1.023
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 7
To eliminate the fund's fundamental investment limitation concerning short sales of securities and adopt a comparable non-fundamental limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	589,372.264	84.135
Against	93,973.692	13.415
Abstain	17,165.088	2.450
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 8
To eliminate the fund's fundamental investment limitation concerning margin purchases and adopt a comparable non-fundamental limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	556,433.362	79.432
Against	126,878.781	18.113
Abstain	17,198.901	2.455
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes Cast	% of Votes Cast
Affirmative	614,901.489	87.779
Against	77,708.906	11.093
Abstain	7,900.649	1.128
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
	# of Votes Cast	% of Votes Cast
Affirmative	618,728.787	88.325
Against	74,617.169	10.652
Abstain	7,165.088	1.023
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	616,120.890	87.953
Against	76,489.505	10.919
Abstain	7,900.649	1.128
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	630,439.703	89.997
Against	62,170.692	8.875
Abstain	7,900.649	1.128
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 13
To eliminate the fund's fundamental investment limitation concerning restricted and illiquid securities and adopt a comparable non-fundamental limitation.
	# of Votes Cast	% of Votes Cast
Affirmative	577,653.419	82.462
Against	114,570.397	16.355
Abstain	8,287.228	1.183
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 14
To eliminate the fund's fundamental investment limitation concerning investment in securities of newly-formed issuers.
	# of Votes Cast	% of Votes Cast
Affirmative	590,458.587	84.290
Against	102,151.808	14.582
Abstain	7,900.649	1.128
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 15
To eliminate the fund's fundamental investment limitation concerning investment in oil, gas, or other mineral exploration or development programs.
	# of Votes Cast	% of Votes Cast
Affirmative	589,579.457	84.164
Against	103,379.920	14.758
Abstain	7,551.667	1.078
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000
PROPOSAL 16

To eliminate the fund's fundamental investment limitation concerning purchasing securities of an issuer in which the Trustees or directors and officers of the fund or FMR hold more than 5% of the outstanding securities of such issuer.

	# of Votes Cast	% of Votes Cast
Affirmative	594,454.095	84.860
Against	97,769.721	13.957
Abstain	8,287.228	1.183
TOTAL	700,511.044	100.000
Broker Non-Votes	9,720.000

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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California

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416 Belmont Street
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Annual Report

Michigan

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Minnesota

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Missouri

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New Jersey

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New York

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Utah

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Virginia

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Bellevue, WA

511 Pine Street
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Washington, DC

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Wisconsin

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Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
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Fidelity Investments
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Fidelity Investments
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Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
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General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
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Buying shares

Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

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Brown Brothers Harriman & Co.

Boston, MA

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